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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 1, 2003

                               ___________________


                        EDUCATION FUNDING CAPITAL I, LLC
                                   (DEPOSITOR)

             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                  333-103502              27-0046437
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                             Douglas L. Feist, Esq.
                             12760 High Bluff Drive
                                    Suite 210
                           San Diego, California 92130

                         (Address of Principal Executive
                                    Offices)

                  Registrant's Telephone Number: (858) 617-6080

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                         Exhibit Index appears on Page 5

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Item 5.  Other Events and Regulation FD Disclosure.

Issuance by Education Funding Capital Trust-II of $1,000,000,000 Education Loan Backed Notes.

         Effective as of February 6, 2003, Fifth Third Bank (the "Co-Owner Trustee") and Wilmington Trust Company (the "Owner Trustee") executed and filed with the Delaware Secretary of State the Certificate of Trust of Education Funding Capital Trust-II, thereby forming Education Funding Capital Trust-II (the "Trust") as a Delaware statutory trust. In connection therewith, Education Funding Capital I, LLC (the "Depositor"), the Co-Owner Trustee and the Owner Trustee executed and delivered the Trust Agreement dated as of February 6, 2003 (the "Original Trust Agreement").

         On February 28, 2003, the Depositor filed with the Securities and Exchange Commission a registration statement on Form S-3 registering $2,000,000,000 Education Loan Backed Notes to be offered on a delayed basis. The Securities and Exchange Commission assigned file number 333-103502 to that registration.

         On March 31, 2003, the Depositor filed with the Securities and Exchange Commission a preliminary Prospectus Supplement dated March 31, 2003 regarding the issuance by the Trust of $1,000,000,000 Education Loan Backed Notes (the "Notes").

         On April 11, 2003, the Underwriting Agreement dated April 11, 2003 (the "Underwriting Agreement") regarding the Notes was executed and delivered by Citigroup Global Markets Inc., as representative for itself and William R. Hough & Co., Education Lending Group, Inc. (the "Seller"), Education Lending Services, Inc. ("ELS"), the Depositor and the Trust.

         On April 14, 2003, the Depositor filed with the Securities and Exchange Commission a final Prospectus Supplement dated April 14, 2003 regarding the issuance of the Notes.

         In connection with the issuance of the Notes, the following agreements were executed and delivered by the respective parties thereto: (a) the Amended and Restated Trust Agreement dated as of April 1, 2003 (the "Amended and Restated Trust Agreement") among the Depositor, the Owner Trustee, the Co-Owner Trustee, and Fifth Third Bank, as eligible lender trustee on behalf of the Trust (the "Trust Eligible Lender Trustee"); (b) the Seller Transfer and Sale Agreement dated as of April 1, 2003 (the "Seller Transfer and Sale Agreement") among the Seller, the Depositor, Fifth Third Bank, as eligible lender trustee on behalf of the Seller (the "Seller Eligible Lender Trustee"), and Fifth Third Bank, as eligible lender trustee on behalf of the Depositor (the "Depositor Eligible Lender Trustee"); (c) the Depositor Transfer and Sale Agreement dated as of April 1, 2003 (the "Depositor Transfer and Sale Agreement") among the Depositor, the Trust, the Depositor Eligible Lender Trustee, and the Trust Eligible Lender Trustee; (d) the Indenture of Trust dated as of April 1, 2003 (the "Indenture") among the Trust, Fifth Third Bank, as indenture trustee (the "Indenture Trustee") and the Trust Eligible Lender Trustee; (e) the First Supplemental Indenture of Trust dated as of April 1, 2003 (the "First Supplemental Indenture") among the Trust, the Indenture Trustee and the Trust Eligible Lender Trustee; (f) the Master Servicing Agreement dated as of April 1, 2003 (the "Master Servicing Agreement") among ELS, as master servicer (the "Master Servicer"), the Trust, the Indenture Trustee and the Trust Eligible Lender Trustee; (g) the Student Loan Origination and Servicing Agreement dated as of April 16, 2003 (the "Great Lakes Subservicing Agreement") among Great Lakes Educational Loan Services, Inc. ("Great Lakes"), the Trust Eligible Lender Trustee and the Master Servicer; (h) the Federal FFEL Servicing Agreement dated as of October 1, 2002 (the "ACS Subservicing Agreement") among ACS Education Services, Inc. ("ACS"), Fifth Third Bank as eligible lender trustee for the Master Servicer and the Master Servicer; (i) the Amended and Restated Affiliate Servicing Addendum dated as of April 1, 2003 (the "Amended and Restated Affiliate Servicing Addendum") among ACS, the Trust, the Trust Eligible Lender Trustee and the Master Servicer; (j) the Bailment Notice and Acknowledgement dated April 16, 2003 (the "Great Lakes Bailment") among the Trust, the Trust Eligible Lender Trustee, the Indenture Trustee and Great Lakes; (k) the Bailment Notice and Acknowledgement dated April 16,

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                         Exhibit Index appears on Page 5

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2003 (the "ACS Bailment") among the Trust, the Trust Eligible Lender Trustee, the Indenture Trustee and ACS; (l) the Administration Agreement dated as of April 1, 2003 (the "Depositor Administration Agreement") between ELS and the Depositor; (m) the Administration Agreement dated as of April 1, 2003 (the "Trust Administration Agreement") between ELS and the Trust; (n) the Auction Agent Agreement dated as of April 1, 2003 (the "Auction Agent Agreement") among the Trust, the Indenture Trustee and Deutsche Bank Trust Company Americas, as auction agent (the "Auction Agent"); (o) the Market Agent Agreement dated as of April 1, 2003 (the "Market Agent Agreement") among Citigroup Global Markets Inc., as market agent, the Trust and the Indenture Trustee; (p) the Calculation Agent Agreement dated as of April 1, 2003 (the "Calculation Agent Agreement") between Citigroup Global Markets Inc., as calculation agent, the Trust and the Indenture Trustee; (q) the Broker-Dealer Agreement dated as of April 1, 2003 (the "Citigroup Broker-Dealer Agreement") between Citigroup Global Markets Inc. and the Auction Agent; (r) the Broker-Dealer Agreement dated as of April 1, 2003 (the "Hough Broker-Dealer Agreement") between William R. Hough & Co. and the Auction Agent; (s) the Eligible Lender Trust Agreement dated as of April 1, 2003 (the "Trust Eligible Lender Trust Agreement") between the Trust and the Trust Eligible Lender Trustee; (t) the Student Loan Guaranty dated as of April 11, 2003 (the "Great Lakes Guaranty Agreement") between Great Lakes Higher Education Guaranty Corporation and the Trust Eligible Lender Trustee; and (u) the Letter Agreement dated as of April 14, 2003 between the Massachusetts Higher Education Assistance Corporation d/b/a American Student Assistance ("ASA") and Fifth Third Bank as eligible lender trustee for Education Lending Services, Inc., adding the Trust to the Guarantee Agreement dated September 24, 2002 between ASA and Fifth Third Bank as eligible lender trustee for Education Lending Services, Inc. (the "ASA Guaranty Agreement").

         On April 16, 2003, the Trust issued $1,000,000,000 Education Loan Backed Notes.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

Exhibit No.         Description of Document
-----------         -----------------------
1.1                 Underwriting Agreement
3.1                 Original Trust Agreement
3.2                 Amended and Restated Trust Agreement
4.1                 Indenture
4.2                 First Supplemental Indenture
5.1                 Opinion of Thompson Hine LLP with respect to legality
8.1                 Opinion of Squire, Sanders & Dempsey L.L.P. with respect to federal tax matters
10.1                Master Servicing Agreement
10.2                Great Lakes Subservicing Agreement
10.3                Great Lakes Bailment
10.4                ACS Subservicing Agreement
10.5                Amended and Restated Affiliate Servicing Addendum
10.6                ACS Bailment
10.7                Seller Transfer and Sale Agreement
10.8                Depositor Transfer and Sale Agreement
10.9                Depositor Administration Agreement
10.10               Trust Administration Agreement
10.11               Auction Agent Agreement
10.12               Citigroup Broker-Dealer Agreement
10.13               Hough Broker-Dealer Agreement
10.14               Market Agent Agreement
10.15               Calculation Agent Agreement
10.16               Trust Eligible Lender Trust Agreement

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                         Exhibit Index appears on Page 5

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10.17               Great Lakes Guaranty Agreement
10.18               ASA Guaranty Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Cincinnati, State of Ohio, on April 23, 2003

                                      EDUCATION FUNDING CAPITAL I, LLC


                                      By: /s/ Douglas L. Feist
                                          ------------------------------
                                          Douglas L. Feist,
                                          Executive Vice President and Secretary



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                         Exhibit Index appears on Page 5

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                                  EXHIBIT INDEX

Exhibit No.         Description of Document
-----------         -----------------------
1.1                 Underwriting Agreement
3.1                 Original Trust Agreement
3.2                 Amended and Restated Trust Agreement
4.1                 Indenture
4.2                 First Supplemental Indenture
5.1                 Opinion of Thompson Hine LLP with respect to legality
8.1                 Opinion of Squire, Sanders & Dempsey L.L.P. with respect to federal tax matters
10.1                Master Servicing Agreement
10.2                Great Lakes Subservicing Agreement
10.3                Great Lakes Bailment
10.4                ACS Subservicing Agreement
10.5                Amended and Restated Affiliate Servicing Addendum
10.6                ACS Bailment
10.7                Seller Transfer and Sale Agreement
10.8                Depositor Transfer and Sale Agreement
10.9                Depositor Administration Agreement
10.10               Trust Administration Agreement
10.11               Auction Agent Agreement
10.12               Citigroup Broker-Dealer Agreement
10.13               Hough Broker-Dealer Agreement
10.14               Market Agent Agreement
10.15               Calculation Agent Agreement
10.16               Trust Eligible Lender Trust Agreement
10.17               Great Lakes Guaranty Agreement
10.18               ASA Guaranty Agreement

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